                                                                     EXHIBIT 3

           (Please do not write in spaces below - for Department use) MICHIGAN DEPARTMENT OF COMMERCE-CORPORATION AND SECURITIES BUREAU


   EFFECTIVE DATE         FILED                                 Date Received
   If different than      Michigan Department of Commerce       Dec 11 1980
   date of filing:        DEC 29  1980


                          DIRECTOR

      Corporation Number            240-273

                       (SEE INSTRUCTIONS ON REVERSE SIDE)

                           ARTICLES OF INCORPORATION

                         (Domestic Profit Corporation)

          These Articles of Incorporation are signed by the incorporator(s) for the purpose of forming a profit corporation pursuant to the provisions of Act 284, Public Acts of 1972, as amended, as follows:

ARTICLE I      (See Part 2 of instructions on Page 4.)

The name of the corporation is         G. S. I. Sciences, Inc.


               (See Part 3 of instructions on Page 4.)
ARTICLE II     (If space below is insufficient, continue on Page 3.)

          The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.





ARTICLE III
The total authorized capital stock is
1.   Common Shares             1,000               Par Value Per Share $0.10
     Preferred Shares          None                Par Value Per Share $

and/or shares without par value as follows
2.   Common Shares                                 Stated Value Per Share $
     Preferred Shares                              Stated Value Per Share $

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows: (If space below is insufficient, continue on Page 3.)




                                      None

                                   ARTICLE IV

1. The address of the initial registered office is: (See Part 5 of instructions on Page 4.)


        600 South Wagner Road     Ann Arbor      Michigan       48106
        NO. AND STREET              CITY                         ZIP

2. Mailing address of the initial registered office if different than above (See Part 5 of instructions on Page 4.)
                                                 Michigan
        P. 0. Box                   CITY                         ZIP

3.  The name of the initial resident agent at the registered office is:
        Charles Gelman



ARTICLE V  (See Part 6 of instructions on Page 4.)

The name(s) and address(es) of the incorporator(s) is (are) as follows:
Name                        Residence or Business Address

Larry 0. Dunn        600 South Wagner Road, Ann Arbor, Michigan 48106





ARTICLE VI OPTIONAL (Delete Article VI if not applicable.)

        When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or an application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII OPTIONAL (Delete Article VII if not applicable.)

        Any action required or permitted by this act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting to which all shares entitled to vote thereon were present and voted.

        Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

(Use space below for continuation of previous Articles and/or for additional Articles.)

        Please indicate which article you are responding to and/or insert any desired additional provisions authorized by the act by adding additional articles here.

  ARTICLE VIII

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized, without stockholder approval, to make, amend, alter or repeal the Bylaws of the corporation.

          The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.





I (We), the incorporator(s) sign my (our) name(s) this
         9th day of     December    1980



                                              /s/ Larry O. Dunn, Treas.


                                     Page 3
                                                        (INSTRUCTIONS ON PAGE 4)

MAIL RETURNED COPY TO
           (Fill in Name and Address Here)

                                                               Telephone

                 Gelman Sciences                               Area Code
                 600 South Wagner Road
                 Ann Arbor, Michigan 48106





                          INFORMATION AND INSTRUCTIONS

            ARTICLES OF INCORPORATION - PROFIT DOMESTIC CORPORATIONS

1. Submit one original copy of the Articles of Incorporation. Upon the filing, a microfilm copy will be prepared for the records in the Corporation and Securities Bureau. The original copy of the document will be returned as evidence of the filing. Please complete the box above to reflect the name, street and number (or P.O. Box), city, state and zip code to which the copy is to be returned.

2. Article I-The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations:
         "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "Inc.", or "Ltd."

3. Article II may state, in general terms, the character of the particular business to be carried on. Under Section 202(b) of the law, it is a sufficient compliance to state substantially, alone or with specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act. The law requires, however, that educational corporations must state their specific purposes.

4. Article III (2)-The law requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital. Such stated value may be indicated either in Article III (2) or in a written statement accompanying the Articles of Incorporation.

5. Article IV-A post office box is not permitted to be designated as the address of the registered office in part 1 of Article IV. The mailing address in part 2 of Article IV may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

6.       Article V-The law requires one or more incorporators.
         The addresses should include a street number and name (or other designation), in addition to the name of the city and state.

7. The duration of the corporation should be stated in the Articles only if the duration is not perpetual.

8. The Articles must be signed in ink by each incorporator. The names of the incorporators as set out in Article V should correspond with the signatures.

9. Since the corporate documents are microfilmed for the Bureau's files, it is imperative that the document submitted for filing be legible so that a usable microfilm can be obtained. Corporate documents with poor black and white contrast, whether due to the use of a worn typewriter ribbon or due to a poor quality of reproduction, will be rejected.

10. An effective date, not later than 90 days after the date of filing, may be stated on page 3 of the Articles of Incorporation.

11.      FEES: Filing Fee.............................................$10.00
               Franchise Fee-1/2 mill (.0005) on each dollar of
               authorized capital stock, with a minimum franchise
               fee of.................................................$25.00
                                                                      ------
               (Make fee payable to State of Michigan)

12.      Mail Articles of Incorporation and fees to:

                     Michigan Department of Commerce
                     Corporation and Securities Bureau
                     Corporation Division
                     P.O. Box 30054
                     Lansing, Michigan 48909

NOTE: This form is prepared for use upon the merger of parent and subsidiary corporations. If more than two corporations are involved, change this form accordingly.)


           (Please do not write in spaces below - for Department use)

      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU

                                     FILED                        DATE RECEIVED
                       Michigan Department of Commerce
                                 JAN 30 1981                       JAN 27 1981


                                Acting DIRECTOR


     CORPORATION NUMBER   240-273


                             CERTIFICATE OF MERGER

                                       OF

                        Gelman Sciences, Inc. (634-516)
                          (Name of Parent Corporation)
                                      AND

                       G.S.I.  Sciences, Inc. (240-273)
                        (Name of Subsidiary Corporation)

         Pursuant to the provisions of Section 711 and 712 (and Section 733 if foreign corporation is one of the parties to the merger). Act 284, Public Acts of 1972, as amended, the undersigned Gelman Sciences, Inc. a corporation organized and existing under the laws of the state of Delaware (hereinafter referred to as the parent corporation) owning at least 90% of the outstanding shares of each class of G.S.I. Sciences, Inc.
                     (name of subsidiary corporation)

         a corporation organized and existing under the laws of the state of Michigan (hereinafter referred to as the subsidiary corporation ) executes the following certificate of merger:



1. (Include the following paragraph only if a foreign corporation is one of the parties to the merger.)

     The laws of the jurisdiction under which Gelman Sciences, Inc. is
     incorporated permit this type of merger.      (name of foreign corporation)

2.   The plan of merger is as follows:

     FIRST: (a) The name of each constituent corporation is as follows:
                Gelman Sciences, Inc.
                G.S.I. Sciences, Inc.

            (b) The name of the surviving corporation is G.S.I. Sciences, Inc.


(NOTE:  See Item 9 if subsidiary is to be the surviving corporation.)

3. As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:


                                  Designation and
                                  number of shares                  Indicate class or         Indicate class or
                                  in each class or                  series of shares          series entitled
Name of each corporation          series outstanding                entitled to vote          to vote as a class

Gelman Sciences, Inc.             1,944,759 shares of               common stock
                                  common stock, $.10
                                  par value
G.S.I. Sciences, Inc.             1,000 shares of                   common stock
                                  common stock, $.10
                                  par value


(If number of shares is subject to change prior to effective date, state manner in which such change may occur.)

The number of shares of Gelman Sciences, Inc. may change as a result of the exercise of outstanding stock options.




4. The terms and conditions of the proposed merger, including the manner and basis of converting the shares of each constituent corporation into shares, bonds or other securities of the surviving corporation, and into cash or other consideration, are as follows:

                               SEE ATTACHED RIDER


5. (A statement of any amendment to the articles of incorporation of the surviving corporation to be affected by the merger.)

     (NOTE:  See Item 9.)

     The articles of incorporation shall be amended and restated and be filed simultaneously with the merger.

6.   (A statement of other provisions with respect to the merger.)

7. The number of outstanding shares of each class of the subsidiary corporation and the number of shares of each class owned by the parent corporation is as follows:


                                           Total shares               Shares owned by
                    Class                  outstanding                parent corporation
        Common Stock, $.10 par value          1,000






8. (Use the appropriate alternative paragraph if the parent corporation owns less than 100% of the shares of the domestic subsidiary). Delete paragraph that does not apply.

     A copy or summary of the plan of merger was mailed to each shareholder of the subsidiary corporation on the _____ day of _________, 19___.


                                       OR

     A copy or summary of the plan of merger was not mailed to the minority shareholders of the subsidiary corporation because written waivers of mailing were obtained from all of the minority shareholders.

9. (Approval of shareholders of a Michigan parent corporation is required under Section 713 if the plan of merger amends its articles of incorporation or if a subsidiary corporation is to be the surviving corporation. If applicable, use this Item 9.)

     The plan of merger was adopted by the board of directors of
                             Gelman Sciences, Inc.
                              (parent corporation)

     and approved by the shareholders of said corporation.

10. (Use this Item 10 only if an effective date, not later than 90 days after date of filing, is desired.)

     The effective date of the certificate of merger shall be ______ day of __________________, 19___.


11.  Signed this 22nd day of January, 1981

12:  Gelman Sciences, Inc.

                             BY:  /s/ Charles Gelman
                                  (Signature of Chairperson or Vice-Chairperson,
                                      President or Vice-President)

                             Charles Gelman, President
                             (Type or print name and title)

                         RIDER TO CERTIFICATE OF MERGER
                                       OF
                             GELMAN SCIENCES, INC.
                                      AND
                             G.S.I. SCIENCES, INC.


                  1. Each share of the Common Stock of the par value $.10 of Gelman Sciences, Inc. issued and outstanding at the effective date of the merger, and each Share held in its treasury and all rights in respect thereof shall, by virtue of the merger and without any action on the part of the holder thereof, be converted upon the merger becoming effective, into one share of Common Stock of a par value of $.10 per share of G.S.I. Sciences, Inc. Outstanding certificates representing shares of the Common Stock of Gelman Sciences, Inc. shall thenceforth represent the same number of shares of Common Stock of G.S.I. Sciences, Inc., and the holder thereof shall have the same rights which he would have if such certificates had been issued by G.S.I. Sciences, Inc. Upon the surrender of any such certificate to G.S.I. Sciences, Inc. at the office of its transfer agent, the transferee or any other holder of the certificate surrendered shall receive in exchange therefor a certificate or certificates of G.S.I. Sciences, Inc.

                 2. The 1,000 shares of Common Stock of G.S.I. Sciences, Inc. which are presently issued and outstanding and owned and held by Gelman Sciences, Inc. shall, on the effective date of the merger, be cancelled and given the status of authorized and unissued shares.

                 3. All shares of the Common Stock of G.S.I. Sciences, Inc. into which shares of Gelman Sciences, Inc. are converted shall be fully paid and non-assessable.

         The Common Stock shall consist of a single class having equal rights, privileges and powers. The holder of each outstanding share of Common Stock shall have one vote per share with respect to all matters submitted to a vote of shareholders.

         The number of authorized shares of any class of stock of the corporation, including but without limitation the Common Stock and Preferred Stock, may be increased or decreased by the affirmative vote of the holders of the majority of the stock of the corporation entitled to vote, without regard to class.

         Whenever the vote of shareholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by law or by any provision herein or in the bylaws, the meeting and vote of shareholders may be dispensed with if the action is taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all shareholders of the taking of corporate action without a meeting and by less than unanimous written consent.



                                        GELMAN SCIENCES, INC.




                                        By:
                                             Edward J. Levitt
                                             Secretary

Name of person or organization                     Preparer's name and business
remitting fees:                                    telephone number:
Gelman Sciences Inc.                               Edward J. Levitt
                                                   (313) 913-6433

                          INFORMATION AND INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation and Securities Bureau. The original will be returned to the address appearing in the box on the front as evidence of filing.

   Since this document will be maintained on optical disk media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of sections 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit corporation or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation formed on a nonstock directorship basis, as authorized by
   Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 - The articles being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

7. If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators if more than one listed in Article V of the Articles of Incorporation if a profit corporation, and all the incorporators if a nonprofit corporation. If the amendment is otherwise adopted, Item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8. FEES: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.

   NONREFUNDABLE FEE..............................................................................  $10.00
   TOTAL MINIMUM FEE..............................................................................  $10.00
   ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES OF PROFIT CORPORATIONS ARE:
         each additional 20,000 authorized shares or portion thereof.                                                     $30.00
         maximum fee for first 10,000,000 authorized shares                                                            $5,000.00
         each additional 20,000 authorized shares or portion thereof in excess of 10,000,000 shares                       $30.00
         maximum fee per filing for authorized shares in excess of 10,000,000 shares...............................  $200,000.00

9.  Mail form and fee to:                            The office is located at:

            Michigan Department of Commerce          6546 Mercantile Way
            Corporation and Securities Bureau        Lansing, MI  48910
            Corporation Division                     Telephone:  (517) 334-6302
            P.O. Box 30054
            Lansing, MI 48909-7554

RECEIVED                                        FILED
JAN 29 1981                                     Michigan Department of Commerce
MICHIGAN DEPT. OF COMMERCE                      JAN 30 1981
                                                Acting Director

                                    Restated
                          Articles of Incorporation of
                             G.S.I. Sciences, Inc.

         1. These Restated Articles of Incorporation are executed pursuant to the provisions of Sections 641-651, Act 284, Public Acts of 1972, as amended.

         2.      The present name of the corporation is G. S. I. Sciences, Inc.

         3.      All of the former names of the corporation are as follows:
                 None.

         4. The date of -filing the original articles of incorporation was December 29, 1980.

         5. The following Restated Articles of Incorporation supersede the original Articles of Incorporation as amended and shall be the Articles of Incorporation of the corporation:


                                 ARTICLE FIRST

              The name of the corporation is Gelman Sciences Inc.


                                 ARTICLE SECOND

         The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.


                                 ARTICLE THIRD

         The total number of shares which the corporation shall have authority to issue is 4,500,000 of which 4,000,000 shall be shares of Common Stock with a par value of $.10 per share, and 500,000 shall be Preferred Stock with a par value of $1.00 per share.

         The Preferred Stock shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and
(a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors, provided that the holders of shares of Preferred Stock shall have no rights to participate with the holders of Common Stock In any distribution of dividends in excess of the preferential dividends fixed for such Preferred Stock or in the assets of the corporation available for distribution to shareholders in excess of the preferential amount fixed for such Preferred Stock.

         The Common Stock shall consist of a single class having equal rights, privileges and powers. The holder of each outstanding share of Common Stock shall have one vote per share with respect to all matters submitted to a vote of shareholders.

         The number of authorized shares of any class of stock of the corporation, including but without limitation the Common Stock and the Preferred Stock, may be increased or decreased by the affirmative vote of the holders of the majority of the stock of the corporation entitled to vote, without regard to class.

         Whenever the vote of shareholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by law or by any provision herein or in the bylaws, the meeting and vote of shareholders may be dispensed with if the action is taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all shareholders of the taking of corporate action without a meeting and by less than unanimous written consent.


                                 ARTICLE FOURTH

          A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows: None.

                                 ARTICLE FIFTH

         The address of the current registered office is: 600 South Wagner Road, Ann Arbor, Michigan 48106. The name of the current resident agent is:
Charles Gelman.


                                 ARTICLE SIXTH

                                   Reserved.


                                ARTICLE SEVENTH

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized, without stockholder approval, to make, amend, alter or repeal the Bylaws of the corporation.



                                 ARTICLE EIGHTH

         Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Michigan may, on the application in a summary way of this corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Michigan law, or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Michigan law, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.

         If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, agree to any compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, of this corporation, as the case may be, and also on this corporation.

                                 ARTICLE NINTH

         The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

         These Restated Articles of Incorporation were duly adopted by the shareholder on the 29th day of December, 1980, in accordance with the provisions of Section 642, Act 284, Public Acts of 1972, amended. The necessary number of shares as required by statute were voted in favor of the Restated Articles of Incorporation.

         Signed this 22nd day of January, 1981.


                                          By
                                                Charles Gelman, President

RECEIVED                                        FILED
DEC 18 1985                                     DEC 18 1985
MICHIGAN DEPT. OF COMMERCE                      Administrator
                                                MICHIGAN DEPT OF COMMERCE
                                                Corporation & Securities Bureau
                                                  DEC 18 1985

                                    RESTATED
                          Articles of Incorporation of
                              Gelman Sciences Inc.

1. Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

2.       The present name of the corporation is Gelman Sciences Inc.

3. The corporation identification number (CID) assigned by the Bureau is as follows: 240-273

4. All former names of the corporation are as follows: G. S. I. Sciences, Inc.

5. The date of filing the original articles of incorporation was December 29, 1980.

6. The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation of the corporation:



                                 ARTICLE FIRST

         The name of the corporation is Gelman Sciences Inc.



                                 ARTICLE SECOND

         The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan,



                                 ARTICLE THIRD

         The total number of shares which the corporation shall have authority to issue is 4,500,000 of which 4,000,000 shall be shares of Common Stock with a par value of $.10 per share, and 500,000 shall be Preferred Stock with a par value of $1.00 per share.

         The Preferred Stock shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and
(a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation;
(e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors, provided that the holders of shares of Preferred Stock shall have no rights to participate with the holders of Common Stock in any distribution of dividends in excess of the preferential dividends fixed for such Preferred Stock or in the assets of the corporation available for distribution to shareholders in excess of the preferential amount fixed for such Preferred Stock.

         The Common Stock shall consist of a single class having equal rights, privileges and powers. The holder of each outstanding share of Common Stock shall have one vote per share with respect to all matters submitted to a vote of shareholders.

         The number of authorized shares of any class of stock of the corporation, including but without limitation the Common Stock and the Preferred Stock, may be increased or decreased by the affirmative vote of the holders of the majority of the stock of the corporation entitled to vote, without regard to class.

         Whenever the vote of shareholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by law or by any provision herein or in the bylaws, the meeting and vote of shareholders may be dispensed with if the action is taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all shareholders of the taking of corporate action without a meeting and by less than unanimous written consent.


                                 ARTICLE FOURTH

         A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows: None.

                                 ARTICLE FIFTH

         The address of the current registered office is: 600 South Wagner Road, Ann Arbor, Michigan 48106. The name of the current resident agent is:
Charles Gelman.


                                 ARTICLE SIXTH

         The business and affairs of the Company shall be managed by or under the direction of a Board of Directors consisting of not less than 3 or more than 11 directors, the exact number of directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1985 Annual Meeting of Shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term.
At each succeeding annual meeting of shareholders, commencing in 1986, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term.

         If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by the Board, there shall be no classification of the additional directors until the next annual meeting of shareholders.

         A director shall hold office until the meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Newly created directorships resulting from an increase in the number of directors and any vacancy on the Board of Directors may be filled by an affirmative vote of a majority of the Board of Directors then in office. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director elected by the Board of Directors to fill a vacancy shall hold office until the next meeting of shareholders called for the election of directors and until his or her successor shall be elected and shall qualify. A director or the entire Board of Directors may be removed only for cause.

         Notwithstanding the foregoing, whenever the holders of any one or more classes of preferred stock or series thereof issued by the Company shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of these Restated Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article.

         This Article Sixth may not be amended by written consent of shareholders, and may only be amended by the affirmative vote of 60% of the shares represented at the meeting of shareholders considering the amendment, in addition to the vote otherwise required by the Michigan Business Corporation Act.


                                ARTICLE SEVENTH

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized, without stockholder approval, to make, amend, alter or repeal the Bylaws of the corporation.



                                 ARTICLE EIGHTH

         Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Michigan may, on the application in a summary way of this corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Michigan law, or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Michigan law, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.

         If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, agree to any compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, of this corporation, as the case may be, and also on this corporation.



                                 ARTICLE NINTH

         The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

   These Restated Articles of incorporation were duly adopted on the 10th day of December, 1985, in accordance with the provisions of Section 642 of the Act and were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

         Signed this 10th day of December, 1985.



                                           By:
                                                Charles Gelman, President

RECEIVED                                        FILED
DEC 17 1987                                     DEC 17 1987
MICHIGAN DEPT.  OF COMMERCE                     Administrator
CORPORATION DIVISION                            MICHIGAN DEPARTMENT OF COMMERCE
                                                Corporation & Securities Bureau


                                    Restated
                          Articles of Incorporation of
                              Gelman Sciences Inc.

         1. Pursuant to the provisions of Act 234, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

         2.      The present name of the corporation in Gelman Sciences Inc.

         3. The corporation identification number (CID) assigned by the Bureau is as follows: 240-273

         4. All former names of the corporation are as follows: G.S.I. Sciences, Inc.

         5. The date of filing the original articles of incorporation was December 29, 1980.

         6. The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation of the corporation:



                                 ARTICLE FIRST

         The name of the corporation is Gelman Sciences Inc.



                                 ARTICLE SECOND

         The purpose or purposes for which the corporation is organized in to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.



                                 ARTICLE THIRD

         The total number of shares which the corporation shall have authority to issue is 4,500,000 of which 4,000,000 shall be shares of Common Stock with a par value of $.10 per share, and 500,000 shall be Preferred Stock with a par value of $1.00 per share.

         The Preferred Stock shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and
(a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all an shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors, provided that the holders of shares of Preferred Stock shall have no rights to participate with the holders of Common Stock in any distribution of dividends in excess of the preferential dividends fixed for such Preferred Stock or in the assets of the corporation available for distribution to shareholders in excess of the preferential amount fixed for such Preferred Stock.

         The Common Stock shall consist of a single class having equal rights, privileges and powers. The holder of each outstanding share of Common Stock shall have one vote per share with respect to all matters submitted to a vote of shareholders.

         The number of authorized shares of any class of stock of the corporation, including but without limitation the Common Stock and the Preferred Stock, may be increased or decreased by the affirmative vote of the holders of the majority of the stock of the corporation entitled to vote, without regard to class.

         Whenever the vote of shareholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by law or by any provision herein or in the bylaws, the meeting and vote of shareholders may be dispensed with if the action in taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all shareholders of the taking of corporate action without a meeting and by less than unanimous written consent.



                                 ARTICLE FOURTH

          A statement of all or any of the relative rights, preferences and
limitations of the shares of each class is as follows:      None.

                                 ARTICLE FIFTH

         The address of the current registered office is: 600 South Wagner Road, Ann Arbor, Michigan 48106. The name of the current resident agent is:
Charles Gelman.



                                 ARTICLE SIXTH

         The business and affairs of the Company shall be managed by or under the direction of a Board of Directors consisting of not less than 3 or more than 11 directors, the exact number of directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the entire Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1985 Annual Meeting of Shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term.
At each succeeding annual meeting of shareholders, commencing in 1986, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term.

         If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal an possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly created directorships are filled by- the Board, there shall be no classification of the additional directors until the next annual meeting of shareholders.

         A director shall hold office until the meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Newly created directorships resulting from an increase in the number of directors and any vacancy an the Board of Directors may be filled by an affirmative vote of a majority of the Board of Directors then in office. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director elected by the Board of Directors to fill a vacancy shall hold office until the next meeting of shareholders called for the election of directors and until his or her successor shall be elected and shall qualify. A director or the entire Board of Directors may be removed only for cause.

Notwithstanding the foregoing, whenever the holders of any one or more classes of preferred stock or series of preferred stock or series thereof issued by the Company shall have the right, voting separately by class or series to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of these Restated Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article.

This Article Sixth may not be amended by written consent of shareholders, and may only be amended by the affirmative vote of 60% of the shares represented at the meeting of shareholders considering the amendment, in addition to the vote otherwise required by the Michigan Business Corporation Act.


                                ARTICLE SEVENTH

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized, without stockholder approval, to make, amend, alter or repeal the Bylaws of the corporation.



                                 ARTICLE EIGHTH

         Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Michigan may, on the application in a summary way of this corporation or of any creditor or shareholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Michigan law, or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Michigan law, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.

         If a majority in number representing three-fourths In value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, agree to any compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholders, of this corporation, as the case may be, and also on this corporation.

                                 ARTICLE NINTH

         The corporation reserves the right to amend, alters change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

         These Restated Articles of Incorporation were duly adopted an the 10th day of December 1985, in accordance with the provisions of Section 642 of the Act and were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.



                                 ARTICLE TENTH

         A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. However, this Article Tenth shall not eliminate or limit the liability of a director for any of the following:

                  (1) A breach if the director's duty of loyalty to the Corporation or its shareholders.

                  (2) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law.

                  (3) A violation of Section 551(1) of the Michigan Business Corporation Act.

                  (4) A transaction from which the director derived an improper personal benefit.

                  (5)      An act or omission occurring before March 1, 1987.

Any repeal or modification of this Article Tenth by the shareholders of the Corporation shall not adversely affect any right or protection of any director of the Corporation existing at the time of, or for or with respect to, any acts or omissions occurring before such repeal or modification.

         Signed this  16th  day of December, 1987.

                                          BY
                                               Charles Gelman, President

DOCUMENT WILL BE RETURNED TO NAME AND           Name of person or organization
MAILING ADDRESS INDICATED IN THE BOX            remitting fees:
BELOW. Include name, street and number          Honigman Miller
(or P.O. box). city, state and ZIP code.        Schwartz and Cohn

Jeanette M. Sermo                               Preparer's name and business
Honigman Miller Schwartz & Cohn                 telephone number:
2290 First National Building                    Jeanette M. Sermo
Detroit, Michigan 48226                         (313) 256-7634

                          INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284. P.A. of 1972. as amended. The articles of incorporation cannot be restated until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

         Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to sections 641 through 643 of the Act for the purpose of restating the articles of incorporation of a domestic profit corporation. Restated articles of incorporation are an integration into a single instrument of the current provisions of the corporation's articles of incorporation along with any desired amendments to those articles.

4. Restated articles of incorporation which do not amend the articles of incorporation may be adopted by the board of directors without a vote of the shareholders. Restated articles of incorporation which amend the articles of incorporation require adoption by the shareholders. Restated articles of incorporation submitted before the first meeting of the board of directors require adoption by all of the incorporators.

5. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

6. The duration of the corporation should be stated in the restated articles of incorporation only if it is not perpetual.

7. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

8. If the restated articles are adopted before the first meeting of the board of directors, this document must be signed in ink by all of the incorporators. It the restated articles merely restate and integrate the articles. but do not amend, this document must be signed in ink by an authorized officer or agent of the corporation. If the restated articles amend the articles of incorporation, this document must be signed in ink by the president, vice-president, chairperson, or vice-chairperson.

9.       FEES: Filing fee (Make remittance payable to State of
               Michigan).............................................  $10.00
               Franchise fee (payable only if authorized capital stock has increased) - 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

10.      Mail form and fee to:

         Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P. O. Box 30054, Lansing, MI 48909, Telephone
         (517) 373-0493

      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
(FOR BUREAU USE ONLY)                                             DATE RECEIVED
                                     FILED                        MAR 21 1994

                                                                     APR 13 1994

                                     APR 18 1994

                                     Administrator
                                     MICHIGAN DEPARTMENT OF COMMERCE
                                     Corporation & Securities Bureau

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                        FOR USE BY DOMESTIC CORPORATIONS

            (PLEASE READ INFORMATION AND INSTRUCTIONS ON LAST PAGE)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


1.  The present name of the corporation is:        Gelman Sciences Inc.

2.  The corporation identification number (CID) assigned by the Bureau is:
    240 - 273

3.  The location of its registered office is:

        600 South Wagner Road     Ann Arbor,         Michigan         48106
          (Street Address)         (City)                           (ZIP Code)


4. Article III of the Articles of Incorporation is hereby amended to read as follows:


                             See attached Exhibit A

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)





a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the ______day of _________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

         Signed this _____ day of _____________, 19___

         ______________________________    ______________________________

         ______________________________    ______________________________

         ______________________________    ______________________________

         ______________________________    ______________________________

(Signatures of all incorporators; type or print name under each signature)




b. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the 17th day of, December, 1993. The amendment: (check one of the following)

   [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

   [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

   [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

   [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.


                            Signed this 14th day of March ,        1994


                            By
                                  James J. Fahrner       Vice President-Finance
                                  (Type or Print Name)   (Type or Print Title)

DOCUMENT WILL BE RETURNED TO NAME AND            Name of person or organization
MAILING ADDRESS INDICATED IN THE BOX             remitting fees:
BELOW. Include name, street and number           Gelman Sciences Inc.
(or P.O. box), city, state and ZIP code.


                                                 Preparer's name and business
Stanley E. Everett                               telephone number:
Brouse & McDowell                                Stanley E. Everett
500 First National Tower                         (216) 535-5711
Akron, OH  44308


                         INFORMATION  AND  INSTRUCTIONS

1. The amendment cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the record of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

         Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members. A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the Act, may or may not have members, but if it has members, the members are not entitled to vote.

4. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 4 - The article being amended must be set forth in its entirety. However, if the article being amended is divided Into separately identifiable sections, only the sections being amended need be included.

6. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7. It the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of Incorporation.
         If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice-president, chairperson, or vice-chairperson of the corporation.

8.       FEES: Filing fee (Make remittance payable to State of
               Michigan)............................................    $10.00
               Franchise fee for profit corporations (payable only if authorized capital stock has increased) - 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.       Mail form and fee to:
                     Michigan Department of Commerce
                     Corporation and Securities Bureau
                     Corporation Division
                     P.O. Box 30054
                     6546 Mercantile Way
                     Lansing, MI 48909
                     Telephone: (517) 334-6302

                                                                       EXHIBIT A


                                  CERTIFICATE

                              GELMAN SCIENCES INC.

         Gelman Sciences Inc., a Michigan corporation ("Company"), hereby certifies that at its annual meeting of shareholders, held December 17, 1993 upon notice duly given, a proposal to amend the Company's Restated Articles of Incorporation to increase the authorized shares of its common stock was duly adopted by the affirmative vote of a majority of the outstanding shares, in accordance with Section 611(2) of the Michigan Business Corporation Act (the "Act").

         Article III of the Restated Articles of Incorporation of the Company hereby is amended in its entirety to read as follows:

                                 ARTICLE THIRD

                 The total number of shares which the corporation shall have authority to issue is 8,500,000 of which 8,000,000 shall be shares of Common Stock with a par value of $.10 per share, and 500,000 shall be Preferred Stock with a par value of $1.00 per share.

                 The Preferred Stock shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors, provided that the holders of shares of Preferred Stock shall have no rights to participate with the holders of Common Stock in any distribution of dividends in excess of the preferential dividends fixed for such Preferred Stock or in the assets of the corporation available for distribution to shareholders in excess of the preferential amount fixed for such Preferred Stock.

                 The Common Stock shall consist of a single class having equal rights, privileges and powers. The holder of each outstanding share of Common Stock shall have one vote per share with respect to all matters submitted to a vote of shareholders.

                 The number of authorized shares of any class of stock of the corporation, including but without limitation the Common Stock and the Preferred Stock, may be increased or decreased by the affirmative vote of the holders of the majority of the stock of the corporation entitled to vote, without regard to class.

                 Whenever the vote of shareholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by law or by any provision herein or in the bylaws, the meeting and vote of shareholders may be dispensed with if the action is taken with the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all shareholders of the taking of corporate action without a meeting and by less than unanimous written consent.





                              GELMAN SCIENCES INC.

                                            By:
                                                  James J. Fahrner
                                                  Vice President-Finance

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                   (FOR BUREAU USE ONLY)
FEB 10 1995                                     FILED
                                                FEB 10 1995

Name    Edward J. Levitt                        Administrator
        GELMAN SCIENCES INC.                    MICHIGAN DEPARTMENT OF COMMERCE
Address                                         CORPORATION & SECURITIES BUREAU
        600 South Wagner Road

   City         State     Zip Code
 Ann Arbor       MI      48103-9019    EFFECTIVE DATE:

         DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)



                          Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following
         Certificate:


1.       The present name of the corporation is: GELMAN SCIENCES INC.  240-273

2.       The identification number assigned by the Bureau is:

3.       The location of the registered office is:

         600 South Wagner Road       Ann Arbor        Michigan    48103-9019
            (Street Address)          (City)                      (Zip Code)

4. Article III of the Articles of Incorporation is hereby amended to read as follows:

                                                          SEE ATTACHED EXHIBIT A

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the ___ day of _______________, 19___, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.
            Signed this ____day of   ________19___

             (Signature)                            (Signature)

         (Type or Print Name)                       (Type or Print Name)

             (Signature)                            (Signature)

         (Type or Print Name)                       (Type or Print Name)

b. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the 15th day of December, 1994 . The amendment: (check one of the following)

   [x] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

   [ ]   was duly adopted by the written consent of all directors pursuant to
         Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

   [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

   [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

                   Signed this 7th day of February     1995

                               By  Charles Gelman
                                   (Only Signature of President, Vice-President,
                                       Chairperson, or Vice-Chairperson)

                                   Charles Gelman      Chairman of the Board
                                   (Type or Print Title)

                                                                   EXHIBIT A


                                  CERTIFICATE


                              GELMAN SCIENCES INC.



         Gelman Sciences Inc., a Michigan corporation ("Company"), hereby certifies that at its annual meeting of shareholders, held December 15, 1994 upon notice duly given, a proposal to amend the Company's Restated Articles of Incorporation to increase the authorized shares of its common stock was duly adopted by the affirmative vote of a majority of the outstanding shares, in accordance with Section 611(2) of the Michigan Business Corporation Act (the "Act").

         Article III of the Restated Articles of Incorporation of the Company hereby is amended in its entirety to read as follows:


                                 ARTICLE THIRD

                 The total number of shares which the corporation shall have authority to issue is 15,500,000 of which 15,000,000 shall be shares of Common Stock with a par value of $.10 per share, and 500,000 shall be Preferred Stock with a par value of $1.00 per share.

                 The Preferred Stock shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of Stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitation or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of Preferred Stock from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors, provided that the holders of shares of Preferred Stock shall have not rights to participate with the holders of Common Stock in any distribution of dividends in excess of the preferential dividends fixed for such Preferred Stock or in the assets of the corporation available for distribution to shareholders in excess of the preferential amount fixed for such Preferred Stock.